UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 28, 2007

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Canada	000-28882	52-2247240
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

7799 Pardee Lane, Oakland CA		94621
(Address of principal executive offices)		(Zip Code)

(510) 563-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 8.01  Other Events

On June 28, 2007, World Heart Corporation (the “Company”) held its Annual Meeting of Shareholders where proposals for shareholders’ vote were presented for the following purposes:

(1)

to receive and to consider the Company’s audited consolidated financial statements for the year ended December 31, 2006, that have been prepared in accordance with generally accepted accounting principles in the United States, together with the report of the auditors thereon;

(2)	to elect directors to serve until the next annual meeting of the shareholders or until their successors are elected or appointed, unless the office is vacated earlier; and

(3)	to appoint Burr, Pilger & Mayer LLP as independent auditors of the Company and to authorize the directors to fix their remuneration.

The election of directors and the appointment of the auditors were carried by a majority of the votes at the meeting in person or by proxy.  A copy of the Voting Results, which includes the percentage outcome of the votes cast, is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

As previously announced, Gary Goertz has been nominated and was elected to the Board of Directors at the Annual Meeting to replace Mr. Ian Ross whose term expired.  Following the election, on July 3, 2007, the Compensation Committee of the Board of Directors approved a grant of a stock option to Mr. Goertz in the amount of 10,000 common shares exercisable at $1.50 per share in accordance with the terms of the Company’s 2006 Equity Incentive Plan (formerly known as World Heart Corporation Employee Stock Option Plan). The option is subject to vesting over a three-year period. As anticipated, Mr. Goertz has been appointed to the Audit Committee of the Board of Directors.

Nasdaq Listing Compliance

The Company has been notified by the Listing Qualifications Department of The Nasdaq Stock Market that it regained compliance with the minimum bid price requirement for continued listing under Marketplace Rule 4450(a)(5) because the Company’s common stock has closed at or above $1.00 per share for more than 10 consecutive business days.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Results of Shareholder Vote at World Heart Corporation’s Annual Shareholders Meeting held on June 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 5, 2007

WORLD HEART CORPORATION

	By:	/s/ A. Richard Juelis
	Name:	A. Richard Juelis
	Title:	Vice President, Finance and
Chief Financial Officer

Exhibits Index

Exhibit No.	Description
99.1	Results of Shareholder Vote at World Heart Corporation’s Annual Shareholders Meeting held on June 28, 2007.